AMENDMENT TO AMENDED AND RESTATED
                               SERVICING AGREEMENT


            THIS AMENDMENT TO AMENDED AND RESTATED SERVICING
AGREEMENT (the "Agreement") is entered into as of the 6th day of September, 1995, by and among World Omni Financial Corp., a Florida corporation ("WOFC") and National Auto Finance Company, L.P., a Delaware limited partnership (the "Company").

            WHEREAS, WOFC and Company entered into an Amended and Restated Servicing Agreement dated the 5th day of December, 1994 ("Servicing Agreement"); and

            WHEREAS, the parties desire to amend the Servicing Agreement as set forth herein below:

            1. Article IV, paragraph 4, shall be amended as follows:

                  The second sentence of such paragraph shall be deleted in its entirety.

            2. Article V, paragraph 1, line 2 shall be amended as follows:

                  "$12.30" shall be replaced with "$12.70."

            3. Except as herein specifically amended and modified, the Servicing Agreement is unchanged and continues in full force and effect, and the parties hereby confirm and ratify the existence of each and every term, condition, and covenant contained therein, to the same extent as though the same were set out herein in full.

            4. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original. In making proof of this instrument, it shall not be necessary for any party to account for all counterparts, and it shall be sufficient for a party to produce one such counterpart.

            5. This Agreement shall be binding upon and shall inure to the benefit of WOFC and Company and their permitted successors and/or assigns.



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            This Amendment is due to be effective as of October 1, 1995.


                                    WORLD OMNI FINANCIAL CORP.


WITNESS:                            By:

                                    Its:


                                    NATIONAL AUTO FINANCE COMPANY,
                                    L.P.


WITNESS:                            By:

                                    Its:






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